UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 19, 2022
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 19, 2022, the Board of Directors ("Board") of S&T Bancorp, Inc. (S&T), in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, approved amendments to S&T’s By-laws that became effective immediately. The amendments are summarized below:

Article I

a.Add language to specify that when a person is nominated for election or reelection to the Board by a shareholder, such person’s consent to be named, as a nominee and to serve as a director if elected, in a proxy card relating to the meeting at which directors are to be elected must be disclosed.

b.Add provision to provide that the Board may require any such proposed nominee to submit to interviews with the Board or a Board committee within ten days following the date of any a reasonable request therefore.

c.Add provision to address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), such as providing S&T a remedy if a shareholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating shareholders intending to use the Universal Proxy Rules to notify S&T of such intent, and of any change in such intent within two business days, and to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting, etc.

The foregoing description of the amendments to S&T's Bylaws does not purport to be complete and is qualified in its entirety and should be read in conjunction with, the full text of S&T’s Bylaws, reflecting such amendments, a copy of which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Bylaws of S&T Bancorp, Inc., as amended
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
December 21, 2022	Mark Kochvar Senior Executive Vice President, Chief Financial Officer